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                              ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-53274, 33-63681, 33-65445, 33-00269 and 333-73407.


                                                   /s/ Arthur Andersen LLP



Philadelphia, PA
October 29, 1999